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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 9, 2003


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580



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ITEM 9.  REGULATION FD DISCLOSURE INFORMATION PROVIDED UNDER ITEM 12.

         Information required by Item 12 is being provided under this Item based on SEC interim filing guidance.

         On July 9, 2003, Ferro Corporation issued a press release concerning the divestiture of certain discontinued operations and an earnings forecast range for the quarter ended June 30, 2003. A copy of this release is attached hereto as Exhibit 99.1






                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         /s/ Hector R. Ortino
                                         -----------------------------------
                                          Signature
                                         Hector R. Ortino

                                         Chairman and Chief Executive Officer
                                         Title


                                         /s/ Thomas Gannon
                                         --------------------------------------
                                         Signature
                                         Thomas Gannon

                                         Chief Financial Officer
                                         -----------------------------------
                                         Title



                                  Exhibit Index

  Exhibit No         Description
  ----------         -----------
  99.1               Press Release of Ferro Corporation dated July 9, 2003.